                                                               EXHIBIT 4.(viii)

                             SUBSCRIPTION AGREEMENT
                      NEVADA MANHATTAN MINING INCORPORATED
                        8% SENIOR CONVERTIBLE DEBENTURES

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS
AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND REGISTERED OR QUALIFIED UNDER SUCH LAWS, OR UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITIES BEING OFFERED BY THE ISSUER ARE SECURITIES AS THAT TERM HAS BEEN DEFINED IN THE ACT. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(2) THEREOF AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER. FURTHER, THESE SECURITIES MAY ONLY BE SOLD PURSUANT TO EXEMPTIONS FROM REGISTRATION OR QUALIFICATION IN THE VARIOUS STATES, AND MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER IN SUCH JURISDICTIONS.

This Agreement has been executed by the undersigned in connection with the private placement of Eight Percent (8%) Senior Convertible Debentures and Common Stock Purchase Warrants (hereinafter referred to as the "Securities") of Nevada Manhattan Mining Incorporated, 5038 North Parkway Calabasas, Suite 100, Calabasas, California 91302, a corporation organized under the laws of Nevada (hereinafter referred to as the "Issuer").

The undersigned, a corporation organized under the laws of the British Virgin Islands, (hereinafter referred to as the "Purchaser") hereby represents and warrants to, and agrees with the Issuer as follows:

1.      Agreement to Subscribe: Purchase Price.

        a) The undersigned hereby subscribes for and agrees to purchase $400,000.00 aggregate principal amount of the Issuer's 8% Convertible Debentures convertible into shares of the Issuer's common stock ("Common Stock") in the form attached as Schedule "A" hereto (the "Debentures") for a total consideration, including all fees and commissions, of $400,000.00 (the "Purchase Price") under the terms and conditions specified in Paragraph 10 hereof.

        b) Form of Payment. Purchaser shall pay such portion of the Purchase Price required to purchase the Debentures being purchased by delivering good funds by wire transfer in United States Dollars into an escrow account (The "Escrow Account") as follows:


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Bank of New York
Rt. 10
Parsippany, New Jersey 07054
ABA No. 021000018
Account Name: Alan R. Ackerman, Esq., Attorney Trust Account
Account No.: 6104763934

2.      General Understanding

        Purchaser understands that the Securities have not been registered under the Act, and, accordingly, that the Issuer must be satisfied that the offer and sale of the Securities to the Purchaser will satisfy the requirements of Section 4(2) under the Act. Purchaser and Issuer intend that the representations, declarations, and warranties set out in this Agreement will be relied upon in determining Purchaser's suitability as a purchaser of the Securities.

3.      Purchaser Representations and Covenants

        Purchaser represents, warrants, and acknowledges to the Issuer as follows:

        a) The Securities are being acquired for the account of Purchaser and its affiliates for investment, with no present intention of distributing or selling any portion thereof, and will not be transferred by Purchaser in violation of the Act. No one other than Purchaser has any interest in or any right to aquire the Securities.

        b) The Securities have not been registered under the Act or qualified under any state securities law in reliance on an exemption from registration and qualification for private offerings. Purchaser is purchasing the Securities without being furnished any offering literature or prospectus other than the SEC Filings (as defined in Section 3(k) below).

        c) Purchaser is an "accredited investor" under Rule 501(a)(3) of Regualtion D under the Act and will sign the Accredited Investor Declaration, substantially in the form of Schedule "C", attached hereto, contemporaneously with the execution of this Agreement.

        d) No representations or warranties have been made to Purchaseer by the Issuer or any agent of the Issuer other than those set forth in this Agreement.

        e) Purchaser has investigated the acquisition of the Securities to the extent it deems necessary or desirable and the Issuer has provided it with any assistance it has requested in connection therewith.


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        f)      The address set forth below is the true and correct address of
                Purchaser's principal business office.

        g) Purchaser has full power and authority to make the representations referred to herein, to purchase the Securities, and to execute and deliver this Agreement.

        h) If Purchaser is not located in the United States, Purchaser has satisfied himself as to the full observance of the laws of the Purchaser's jurisdiction in connection with the offer and sale of the Securities or any use of this Agreement, including (i) the legal requirements of the Purchaser's jurisdiction for the purchase of Securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, which may be material to the purchase, holding, redemption, exchange, sale or transfer of the Securities. Purchaser's purchase and payment for, and Purchaser's continued beneficial ownership of the Securities will not violate any applicable securities or other laws of Purchaser's jurisdiction.

        i) Purchaser is aware that this is a private offering and that no United States federal, state or other agency has made any finding or determination as to the fairness of the investment nor made any recommendation or endorsement of the Securities.

        j) Purchaser acknowledges and represents that Purchaser has had access to information concerning the Issuer and its subsidiaries, its management, its current and proposed business and other details of the investment believed by Purchaser to be sufficient to enable Purchaser to make an informed investment decision regarding Purchaser's acquisition of the Securities. Purchaser has had an opportunity to ask questions of, and receive answers from, and obtain additional information from representatives of the Issuer concerning (i) the business and financial condition of the Issuer; (ii) the current and proposed business of the Issuer, and (iii) the terms of this Agreement and the purchase of the Securities, all to the extent such information is available or could be acquired without unreasonable effort or expense.

        k) Purchaser represents that Purchaser or its representative has received copies of the Form 10 Registration Statement under the Securities Exchange Act of 1934 filed by the Issuer on April 3, 1997 and will receive all amendments thereto (collectively "SEC Filings").


        l) Purchaser represents that all data or information requested by Purchaser from the Issuer or any of its officers or affiliates concerning the Issuer has been furnished to Purchaser.




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        m)      Purchaser represents and warrants to the Issuer that (i)
                Purchaser is able to bear the economic risk of an investment in the Securities; (ii) Purchaser has adequate means of providing for Purchaser's current needs and contingencies; (iii) Purchaser is purchasing the Securities for investment with the intention of holding the Securities for an indefinite period and is able to afford to hold the Securities for an indefinite period; (iv) Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Securities; (v) Purchaser can afford a complete loss of Purchaser's investment in the Securities; and (vi) Purchaser is willing to accept the foregoing investment risks.

        n) Purchaser represents and warrants to the Issuer that Purchaser's acquisition of the Securities is not a transaction (or any element of a series of transactions) that is part of a plan or scheme to evade the registration provisions of the Act.

        o) Purchaser understands that there is currently no trading market for the Securities and that none is expected to arise. Purchaser further acknowledges that although there currently exists a trading market for the Issuer's Common Stock, such market may not exist or be accessible in sufficient volume at such time as the Securities are converted into Common Stock.

Purchaser covenants to the Issuer that:

                excluding the SEC Filings, Purchaser has not distributed, and will not distribute any materials, and has not divulged, and will not divulge, the contents thereof to anyone other than such legal or financial advisors as Purchaser has deemed necessary for purposes of evaluating an investment in the Securities and no one (except such advisors) has used such materials, and Purchaser has not made, and will not make, any copies thereof.

4.      Issuer Representations and Covenants.

        In order to induce Purchaser to enter into this Agreement, the Issuer represents and warrants to the Purchaser as follows:

        a) The Securities, when issued and delivered pursuant hereto, and the Common Stock issuable upon conversion and/or exercise thereof, when issued and delivered upon such conversion and/or exercise thereof, will be duly and validly authorized and under federal or state law issued, fully paid and nonassessable and will not subject the Purchaser thereof to any liability solely by reason of being such Purchaser.

        b) The Issuer has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, when accepted by the


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            Issuer, this Agreement will have been duly authorized by all necessary actions of the directors and (if necessary) the shareholders of Issuer, validly executed and delivered on behalf of the Issuer and be a legally binding obligation of the Issuer, enforceable in accordance with its terms.

        c) The execution and delivery of this Agreement and the sale of the Securities pursuant hereto and the issuance of the Common Stock issuable upon conversion and/or exercise thereof of such Securities, and the transaction contemplated by this Agreement do not and will not conflict with or result in a breach by the Issuer of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of the Issuer or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Issuer is a party or by which it or any of its property or assets are bound or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Issuer or any of its properties or assets.

        d) There are no facts or circumstances existing, and there has been no event, which has had or which reasonably could be expected to have in the future a material adverse effect with respect to the financial condition, business affairs or prospects of the Issuer other than as disclosed in the SEC Filings provided to Purchaser.

        e) Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified and in good standing as a foreign corporation in all jurisdictions where the failure to so qualify would have a material adverse effect on the Issuer. The Issuer has not registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") but filed a registration statement on Form 10 under the Exchange Act on April 3, 1997, and the Common Stock is traded on the Electronic Bulletin Board maintained by the National Association of Securities Dealers, Inc. under the symbol NVMH.

        f) The Purchaser shall, upon the purchase of the Securities and at Closing, receive an opinion letter from the Issuer's counsel to the effect that (i) the Issuer is duly incorporated and validly existing; (ii) this Agreement, the issuance of the securities, the issuance of Common Stock upon conversion and/or exercise thereof and the other transactions contemplated by this Agreement have been approved and duly authorized by all required corporate action; (iii) the Securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable; and (iv) the Issuer has reserved from its authorized but unissued shares of Common Stock a sufficient number of shares to permit full conversion and/or exercise thereof at the then applicable conversion and/or exercise rate for all outstanding Securities.

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5.      Covenants of the Issuer.

        For so long as any Securities held by Purchaser remain outstanding, the Issuer covenants and agrees with the Purchaser that:

        a) Issuer will undertake its best efforts to maintain the listing of its Common Stock on the Electronic Bulletin Board, the NASDAQ SmallCap Stock Market or the American Stock Exchange;

        b) Except as expressly set forth in Section 7 below, and only until the Registration Statement (as hereinafter defined) has been declared effective, Issuer will not issue stop transfer instructions to its transfer agent in regard to the Securities or the Common Stock issuable upon conversion and/or exercise thereof of the Securities;

        c) The SEC Filings and any amendments thereto (i) do and will conform in all material respects to the rules and regulations of the Commission with respect thereto; (ii) do not and will not contain an untrue statement of a material fact or omit to state any material fact required to make the statements contained therein not misleading;

        d) Issuer will reserve from its authorized shares of Common Stock sufficient shares to permit conversion and/or exercise thereof in full of all outstanding Securities;

        e) The conversion and/or exercise right of the Purchaser set forth herein shall be limited such that in no instance shall the maximum number of shares of Common Stock into which the Purchaser may convert these Securities exceed, at any one time, an amount equal to the remainder of (i) 4.99% of the then issued and outstanding shares of Common Stock of the Issuer following such conversion and/or exercise thereof, minus (ii) the number of shares of Common Stock of the Issuer then held by the Purchaser. Notwithstanding anything contained herein to the contrary, in the event the Purchaser's stock holdings exceed 4.99% of the then issued and outstanding shares, it shall immediately comply with all SEC filing and notification requirements;

        f) Neither the SEC Filings nor the Registration Statement (as hereinafter defined) nor any amendments thereto, when declared effective will contain a misstatement of material fact or will omit a material fact necessary to make the statements contained therein not misleading; and

        g) The President and the Senior Vice President of the Issuer will confirm the warranties, representations and covenants contained in this Agreement at Closing.


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        The Issuer agrees to pay all costs and expenses, including reasonable attorneys' fees, of one-half of one percent, which may be incurred by the Purchaser in collecting any amount due or exercising the conversion and/or exercise rights under these Securities.

6.      Registration Rights: Liquidated Damages.

        The Purchaser will be entitled to registration rights in respect of the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants (the terms of which are set forth below) as follows: (1) The Issuer shall prepare and file, within 30 days of the initial Closing Date, an amendment to its registration statement under the Act on Form SB-2 (the "Registration Statement"), filed with the Securities and Exchange Commission (the "Commission") on December 6, 1996, covering the resale of the shares of Common Stock issuable upon conversion of the Debentures. The Issuer shall use its best efforts to cause the Registration Statement to be declared effective by the Commission no later than 120 days following the initial Closing Date and shall promptly deliver to Purchaser copies of all amendments to such Registration Statement and correspondence with the Commission with respect thereto. The Issuer shall maintain the effectiveness of the Registration Statement until all of the Common Stock issuable or issued upon conversion or exercise of the Securities has been sold. The Issuer shall pay all expenses of registration (other than underwriting fees and discounts in respect of shares of Common Stock offered and sold under such Registration Statement by the Purchaser, if any). (2) If the Registration Statement is not declared effective by the Commission during the 120-day period mentioned above, the Company shall pay in cash or free trading common stock valued at Market Price, as hereinafter defined, to the Purchaser, as liquidated damages and not as a penalty, an amount equal to two percent (2%) per month commencing 90 and ending 120 days after the initial Closing of the outstanding principal amount of the Debentures, in the event that the Registration Statement is not declared effective by the Commission within 90 days of the initial Closing Date and three percent (3%) from 120 days after the Closing
        Date until the Registration Statement is declared effective.

7.      Transfer Agent Instructions, Book-Entry System, Liquidated Damages.

        Each conversion of the Debentures and/or exercise of the Warrants will be effected through a "book-entry" mechanism. Pursuant to this book-entry mechanism, (1) immediately following each Closing, the Escrow Agent will wire payment of the net offering proceeds to the Issuer and the Issuer will instruct the Issuer's transfer agent to register the Debentures in the name of the Purchaser on a Debenture Register to be maintained by such transfer agent for the benefit of the Issuer and the Purchaser; (2) the transfer agent will establish a set of book-entry procedures to record transfers and conversions of the Debentures; and
        (3) the Issuer will irrevocably instruct the transfer agent to issue shares of Common Stock, bearing such legend as may be required by law, to the Purchaser upon the valid exercise of the conversion privilege and the fulfillment of other requirements of the transfer agent, including but not limited to the effectiveness of the Registration Statement and the delivery of an



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        opinion of the Company's counsel (which the Company shall promptly supply) as to the issuance of such shares of Common Stock. If the Company willfully fails to deliver shares of Common Stock without restrictive legends or stop-transfer orders within four (4) New York Stock Exchange Trading Days of delivery or a notice of conversion following the effectiveness of the Registration Statement, or fails to deliver legend certificates if requested prior thereto, liquidated damages will accrue in an amount equal to $1,000.00 for each $100,000.00 principal amount of Debentures as to which conversion has been requested then outstanding for each day that such shares of Common Stock are not delivered up to 10 days, and $2,000.00 for each $100,000.00 principal amount of Debentures as to which conversion has been requested then outstanding for each day that such shares of Common Stock are not delivered in excess of 10 days. Such amounts will accrue and be payable to the Purchaser by the Issuer upon demand notices of conversion shall be submitted by facsimile transmission and shall be deemed to have been received on the date transmitted.

8.      Indemnification.

        Each of the Issuer and the Purchaser agrees to indemnify and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made in this Agreement. Each of the Issuer and the Purchaser agrees that the Escrow Agent shall be relieved of any liability arising out of acting as escrow agent and each also hereby agrees to indemnify the Escrow Agent against expenses including attorneys' fees, judgments, fines and amounts paid in settlement incurred by the Escrow Agent as a result of any threatened, pending or completed action, suit or proceeding of every nature by reason of the fact that it served as escrow agent.

9.      Notices.

        All notices, requests, demands and other communications provided for herein (collectively "Notices") shall be in writing. All Notices shall be sent by hand delivery, U.S. mail with return receipt requested, overnight courier, or facsimile with all delivery charges prepaid.
        All notices will be effective when received by the addressee as indicated by the return receipt, the receipt of the courier service, or on the facsimile. All notices to the Purchaser and/or the Issuer shall be delivered to the Escrow Agent (who may also act as counsel to Purchaser) at the address indicated below:

        Escrow Agent:
        Alan R. Ackerman, Esq.
        1719A Rt. 10 East
        Parsippany, NJ 07054
        Telephone: (201) 898-1177
        Facsimile: (201) 898-1230


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        Facsimile: (201) 898-1230

        The Escrow Agent shall be entitled to a fee of 1/2 of one percent for subsequent tranches which shall close.

10.     Closing Date.

        This Agreement shall be effective from the date of execution by the Purchaser. Each Closing shall be effected through delivery of funds and certificates to the Escrow Agent. The Closing Date, which shall be so designated by a "Closing Certificate" from the Escrow Agent, shall be deemed to be that date upon which the Escrow Agent shall have the Securities available for delivery to the Purchaser and the Purchaser's funds in the Escrow Agent's account available for delivery to the Issuer.

11.     Origination Fee.

        Issuer will pay from Escrow (and execute appropriate instructions with respect thereto) an origination fee of ten percent (10%) of the gross proceeds of the closing. Issuer will issue Warrants having a five (5) year term and having an Exercise Price set at the Conversion Price applicable to the Debenture being purchased at Closing. The number of Warrants issued will be 5,000 warrants per $100,000 principal amount of the Debentures.

12.     Conditions to the Issuer's Obligation to Sell.

        Issuer shall have the right to reject any subsequent Agreement which is tendered to the Issuer hereunder for any securities offered after the initial purchase of $1,700,000 of the Debentures. Any tender for the initial $1,700,000 of the Debentures may only be rejected if the Issuer reasonably believes any representations and warranties of such Purchaser contained herein to be untrue, and in such event Issuer shall promptly provide Purchaser written notice of such rejection and the reason therefor and shall provide reasonable opportunity for a response to such stated reason. Purchaser understands that Issuer's obligation to sell the Securities is conditioned upon:

         (i) The receipt and acceptance by Issuer of this Agreement for all of the Securities evidenced by execution of this Agreement by the Issuer or Issuer's duly authorized agent. In the absence of a written acknowledgement of this Agreement by the Issuer, the delivery of Securities to the designated Escrow Agent and/or the transfer of funds to the Issuer shall be deemed to be constructive acceptance of this Agreement.

        (ii) Delivery to the Escrow Agent by Purchaser of good funds as payment in full of the Purchase Price of the securities subscribed for and all fees and commission hereunder.

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13.     Conditions to Purchaser's Obligation to Purchaser.

        Issuer understands that Purchaser's obligation to purchase the Securities is conditioned upon delivery of (i) the opinion of counsel specified in Section 4(f) herein; (ii) the Securities as described herein; and (iii) such documents, certificates and other evidence of the Issuer's compliance with necessary corporate and statutory formalities as Purchaser shall reasonably require. Each Closing is conditioned upon (a) the execution and delivery of, and performance under, appropriate documentation (including but not limited to an executed Agreement, form of debenture, warrants, and book-entry transfer agreement), all in form and substance mutually acceptable to the parties and containing representations, warranties and agreements customary for transactions of this type; (b) the truth and accuracy of each of the representations and warranties contained herein, both when made and as of each Closing Date; (c) satisfactory completion of due diligence by Purchaser; (d) the absence of any material adverse change in the business, condition (financial or otherwise), earnings or prospects of the Issuer; and (e) the availability of a valid exemption under the Act regarding the offering and sale of the Securities and shares of Common Stock issuable on the conversion or exercise thereof.

14.     Governing Law.

        This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Additionally, all signatories hereby consent to the State of New York as the jurisdictional situs of all disputes.

15.     Entire Agreement.

        This Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes any and all prior contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

16.     Announcements.

        No public announcement concerning the events and transactions contemplated by this Agreement shall be made by Issuer without the prior approval of Purchaser, which approval shall not be unreasonably withheld.

        Full Name and Address of Purchaser for Registration Purposes:

NAME:           Mary Park Properties
ADDRESS:        3 Tora Mezion Street, Jerusalem, Israel


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Tel. No.    (973) 335-4343

Fax No.     (973) 225-2234

Contact No. Alan Zazoff, LLC

17.  Delivery Instructions: (If different from Registration Name)

NAME:       Zazoff Associates, LLC

ADDRESS:    160 Littleton Road, Parsippany, New Jersey 07054

Tel. No.    (973) 335-4343

Fax No.     (973) 225-2234

Contact Name: Alan Zazoff

Special Instructions:  In each closing, Purchaser will receive debentures representing One Hundred Percent (100%) of its subscription in denominations of $100,000 each. Each Debenture will specify a First Conversion Date of the later of the date of effective registration, or forty-five (45) days from the Closing Date.

        IN WITNESS WHEREOF, this Agreement was duly executed on the date first written below. This Agreement must be accepted by the Issuer no later than 5:00 p.m. Eastern Time, on the third United States business day after the date of execution by the Purchaser or it shall be deemed to be null and void.

Dated this      day of July, 1997.

Purchaser Name:  Mary Park Properties

BY: /s/  CHAIM MALOWICKI
    ---------------------------------

Official signatory of Purchaser

Name (Printed:) MARY PARK PROPERTIES
                3 Tora Mezion St
                Jerusalem Isreal

Title:
President   CHAIM MALOWICKI
          ---------------------------




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
           Israel
------------------------------------

Accepted this 1st day of July, 1997

                        A MANHATTAN MINING INCORPORATED

By: /s/ [SIG]
    --------------------------------
      Official Signatory of Issuer

I have full authority to bind Nevada Manhattan Mining Incorporated JSK (    )

Name (Printed):  JEFFREY S. KRAMER
                --------------------
                 Jeffrey S. Kramer


Title:

       C.O.O.
------------------------------------




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                             SUBSCRIPTION AGREEMENT
                      NEVADA MANHATTAN MINING INCORPORATED
                        8% SENIOR CONVERTIBLE DEBENTURES

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS
AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND REGISTERED OR QUALIFIED UNDER SUCH LAWS, OR UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITIES BEING OFFERED BY THE ISSUER ARE SECURITIES AS THAT TERM HAS BEEN DEFINED IN THE ACT. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(2) THEREOF AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER. FURTHER, THESE SECURITIES MAY ONLY BE SOLD PURSUANT TO EXEMPTIONS FROM REGISTRATION OR QUALIFICATION IN THE VARIOUS STATES, AND MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER IN SUCH JURISDICTIONS.

This Agreement has been executed by the undersigned in connection with the private placement of Eight Percent (8%) Senior Convertible Debentures and Common Stock Purchase Warrants (hereinafter referred to as the "Securities") of Nevada Manhattan Mining Incorporated, 5038 North Parkway Calabasas, Suite 100, Calabasas, California 91302, a corporation organized under the laws of Nevada (hereinafter referred to as the "Issuer").

The undersigned, a corporation organized under the laws of the County of Leitchenstein, (hereinafter referred to as the "Purchaser") hereby represents and warrants to, and agrees with the Issuer as follows:

1.      Agreement to Subscribe: Purchase Price.

        a) The undersigned hereby subscribes for and agrees to purchase $500,000.00 aggregate principal amount of the Issuer's 8% Convertible Debentures convertible into shares of the Issuer's common stock ("Common Stock") in the form attached as Schedule "A" hereto (the "Debentures") for a total consideration, including all fees and commissions, of $500,000.00 (the "Purchase Price") under the terms and conditions specified in Paragraph 10 hereof.

        b) Form of Payment. Purchaser shall pay such portion of the Purchase Price required to purchase the Debentures being purchased by delivering good funds by wire transfer in United States Dollars into an escrow account (The "Escrow Account") as follows:

Bank of New York
Rt. 10
Parsippany, New Jersey 07054
ABA No. 021000018
Account Name: Alan R. Ackerman, Esq., Attorney Trust Account
Account No.: 6104763934

2.      General Understanding

        Purchaser understands that the Securities have not been registered under the Act, and, accordingly, that the Issuer must be satisfied that the offer and sale of the Securities to the Purchaser will satisfy the requirements of Section 4(2) under the Act. Purchaser and Issuer intend that the representations, declarations, and warranties set out in this Agreement will be relied upon in determining Purchaser's suitability as a purchaser of the Securities.

3.      Purchaser Representations and Covenants

        Purchaser represents, warrants, and acknowledges to the Issuer as follows:

        a) The Securities are being acquired for the account of Purchaser and its affiliates for investment, with no present intention of distributing or selling any portion thereof, and will not be transferred by Purchaser in violation of the Act. No one other than Purchaser has any interest in or any right to aquire the Securities.

        b) The Securities have not been registered under the Act or qualified under any state securities law in reliance on an exemption from registration and qualification for private offerings. Purchaser is purchasing the Securities without being furnished any offering literature or prospectus other than the SEC Filings (as defined in Section 3(k) below).

        c) Purchaser is an "accredited investor" under Rule 501(a)(3) of Regualtion D under the Act and will sign the Accredited Investor Declaration, substantially in the form of Schedule "C", attached hereto, contemporaneously with the execution of this Agreement.

        d) No representations or warranties have been made to Purchaseer by the Issuer or any agent of the Issuer other than those set forth in this Agreement.

        e) Purchaser has investigated the acquisition of the Securities to the extent it deems necessary or desirable and the Issuer has provided it with any assistance it has requested in connection therewith.

        f) The address set forth below is the true and correct address of Purchaser's principal business office.

        g) Purchaser has full power and authority to make the representations referred to herein, to purchase the Securities, and to execute and deliver this Agreement.

        h) If Purchaser is not located in the United States, Purchaser has satisfied himself as to the full observance of the laws of the Purchaser's jurisdiction in connection with the offer and sale of the Securities or any use of this Agreement, including (i) the legal requirements of the Purchaser's jurisdiction for the purchase of Securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, which may be material to the purchase, holding, redemption, exchange, sale or transfer of the Securities. Purchaser's purchase and payment for, and Purchaser's continued beneficial ownership of the Securities will not violate any applicable securities or other laws of Purchaser's jurisdiction.

        i) Purchaser is aware that this is a private offering and that no United States federal, state or other agency has made any finding or determination as to the fairness of the investment nor made any recommendation or endorsement of the Securities.

        j) Purchaser acknowledges and represents that Purchaser has had access to information concerning the Issuer and its subsidiaries, its management, its current and proposed business and other details of the investment believed by Purchaser to be sufficient to enable Purchaser to make an informed investment decision regarding Purchaser's acquisition of the Securities. Purchaser has had an opportunity to ask questions of, and receive answers from, and obtain additional information from representatives of the Issuer concerning (i) the business and financial condition of the Issuer; (ii) the current and proposed business of the Issuer, and (iii) the terms of this Agreement and the purchase of the Securities, all to the extent such information is available or could be acquired without unreasonable effort or expense.

        k) Purchaser represents that Purchaser or its representative has received copies of the Form 10 Registration Statement under the Securities Exchange Act of 1934 filed by the Issuer on April 3, 1997 and will receive all amendments thereto (collectively "SEC Filings").


        l) Purchaser represents that all data or information requested by Purchaser from the Issuer or any of its officers or affiliates concerning the Issuer has been furnished to Purchaser.

        m) Purchaser represents and warrants to the Issuer that (i) Purchaser is able to bear the economic risk of an investment in the Securities; (ii) Purchaser has adequate means of providing for Purchaser's current needs and contingencies; (iii) Purchaser is purchasing the Securities for investment with the intention of holding the Securities for an indefinite period and is able to afford to hold the Securities for an indefinite period; (iv) Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Securities; (v) Purchaser can afford a complete loss of Purchaser's investment in the Securities; and (vi) Purchaser is willing to accept the foregoing investment risks.

        n) Purchaser represents and warrants to the Issuer that Purchaser's acquisition of the Securities is not a transaction (or any element of a series of transactions) that is part of a plan or scheme to evade the registration provisions of the Act.

        o) Purchaser understands that there is currently no trading market for the Securities and that none is expected to arise. Purchaser further acknowledges that although there currently exists a trading market for the Issuer's Common Stock, such market may not exist or be accessible in sufficient volume at such time as the Securities are converted into Common Stock.

Purchaser covenants to the Issuer that:

                excluding the SEC Filings, Purchaser has not distributed, and will not distribute any materials, and has not divulged, and will not divulge, the contents thereof to anyone other than such legal or financial advisors as Purchaser has deemed necessary for purposes of evaluating an investment in the Securities and no one (except such advisors) has used such materials, and Purchaser has not made, and will not make, any copies thereof.

4.      Issuer Representations and Covenants.

        In order to induce Purchaser to enter into this Agreement, the Issuer represents and warrants to the Purchaser as follows:

        a) The Securities, when issued and delivered pursuant hereto, and the Common Stock issuable upon conversion and/or exercise thereof, when issued and delivered upon such conversion and/or exercise thereof, will be duly and validly authorized and under federal or state law issued, fully paid and nonassessable and will not subject the Purchaser thereof to any liability solely by reason of being such Purchaser.

        b) The Issuer has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, when accepted by the

            Issuer, this Agreement will have been duly authorized by all necessary actions of the directors and (if necessary) the shareholders of Issuer, validly executed and delivered on behalf of the Issuer and be a legally binding obligation of the Issuer, enforceable in accordance with its terms.

        c) The execution and delivery of this Agreement and the sale of the Securities pursuant hereto and the issuance of the Common Stock issuable upon conversion and/or exercise thereof of such Securities, and the transaction contemplated by this Agreement do not and will not conflict with or result in a breach by the Issuer of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of the Issuer or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Issuer is a party or by which it or any of its property or assets are bound or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Issuer or any of its properties or assets.

        d) There are no facts or circumstances existing, and there has been no event, which has had or which reasonably could be expected to have in the future a material adverse effect with respect to the financial condition, business affairs or prospects of the Issuer other than as disclosed in the SEC Filings provided to Purchaser.

        e) Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified and in good standing as a foreign corporation in all jurisdictions where the failure to so qualify would have a material adverse effect on the Issuer. The Issuer has not registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") but filed a registration statement on Form 10 under the Exchange Act on April 3, 1997, and the Common Stock is traded on the Electronic Bulletin Board maintained by the National Association of Securities Dealers, Inc. under the symbol NVMH.

        f) The Purchaser shall, upon the purchase of the Securities and at Closing, receive an opinion letter from the Issuer's counsel to the effect that (i) the Issuer is duly incorporated and validly existing; (ii) this Agreement, the issuance of the securities, the issuance of Common Stock upon conversion and/or exercise thereof and the other transactions contemplated by this Agreement have been approved and duly authorized by all required corporate action; (iii) the Securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable; and (iv) the Issuer has reserved from its authorized but unissued shares of Common Stock a sufficient number of shares to permit full conversion and/or exercise thereof at the then applicable conversion and/or exercise rate for all outstanding Securities.

5.      Covenants of the Issuer.

        For so long as any Securities held by Purchaser remain outstanding, the Issuer covenants and agrees with the Purchaser that:

        a) Issuer will undertake its best efforts to maintain the listing of its Common Stock on the Electronic Bulletin Board, the NASDAQ SmallCap Stock Market or the American Stock Exchange;

        b) Except as expressly set forth in Section 7 below, and only until the Registration Statement (as hereinafter defined) has been declared effective, Issuer will not issue stop transfer instructions to its transfer agent in regard to the Securities or the Common Stock issuable upon conversion and/or exercise thereof of the Securities;

        c) The SEC Filings and any amendments thereto (i) do and will conform in all material respects to the rules and regulations of the Commission with respect thereto; (ii) do not and will not contain an untrue statement of a material fact or omit to state any material fact required to make the statements contained therein not misleading;

        d) Issuer will reserve from its authorized shares of Common Stock sufficient shares to permit conversion and/or exercise thereof in full of all outstanding Securities;

        e) The conversion and/or exercise right of the Purchaser set forth herein shall be limited such that in no instance shall the maximum number of shares of Common Stock into which the Purchaser may convert these Securities exceed, at any one time, an amount equal to the remainder of (i) 4.99% of the then issued and outstanding shares of Common Stock of the Issuer following such conversion and/or exercise thereof, minus (ii) the number of shares of Common Stock of the Issuer then held by the Purchaser. Notwithstanding anything contained herein to the contrary, in the event the Purchaser's stock holdings exceed 4.99% of the then issued and outstanding shares, it shall immediately comply with all SEC filing and notification requirements;

        f) Neither the SEC Filings nor the Registration Statement (as hereinafter defined) nor any amendments thereto, when declared effective will contain a misstatement of material fact or will omit a material fact necessary to make the statements contained therein not misleading; and

        g) The President and the Senior Vice President of the Issuer will confirm the warranties, representations and covenants contained in this Agreement at Closing.

        The Issuer agrees to pay all costs and expenses, including reasonable attorneys' fees, of one-half of one percent, which may be incurred by the Purchaser in collecting any amount due or exercising the conversion and/or exercise rights under these Securities.

6.      Registration Rights: Liquidated Damages.

        The Purchaser will be entitled to registration rights in respect of the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants (the terms of which are set forth below) as follows: (1) The Issuer shall prepare and file, within 30 days of the initial Closing Date, an amendment to its registration statement under the Act on Form SB-2 (the "Registration Statement"), filed with the Securities and Exchange Commission (the "Commission") on December 6, 1996, covering the resale of the shares of Common Stock issuable upon conversion of the Debentures. The Issuer shall use its best efforts to cause the Registration Statement to be declared effective by the Commission no later than 120 days following the initial Closing Date and shall promptly deliver to Purchaser copies of all amendments to such Registration Statement and correspondence with the Commission with respect thereto. The Issuer shall maintain the effectiveness of the Registration Statement until all of the Common Stock issuable or issued upon conversion or exercise of the Securities has been sold. The Issuer shall pay all expenses of registration (other than underwriting fees and discounts in respect of shares of Common Stock offered and sold under such Registration Statement by the Purchaser, if any). (2) If the Registration Statement is not declared effective by the Commission during the 120-day period mentioned above, the Company shall pay in cash or free trading common stock valued at Market Price, as hereinafter defined, to the Purchaser, as liquidated damages and not as a penalty, an amount equal to two percent (2%) per month commencing 90 and ending 120 days after the initial Closing of the outstanding principal amount of the Debentures, in the event that the Registration Statement is not declared effective by the Commission within 90 days of the initial Closing Date and three percent (3%) from 120 days after the Closing
        Date until the Registration Statement is declared effective.

7.      Transfer Agent Instructions, Book-Entry System, Liquidated Damages.

        Each conversion of the Debentures and/or exercise of the Warrants will be effected through a "book-entry" mechanism. Pursuant to this book-entry mechanism, (1) immediately following each Closing, the Escrow Agent will wire payment of the net offering proceeds to the Issuer and the Issuer will instruct the Issuer's transfer agent to register the Debentures in the name of the Purchaser on a Debenture Register to be maintained by such transfer agent for the benefit of the Issuer and the Purchaser; (2) the transfer agent will establish a set of book-entry procedures to record transfers and conversions of the Debentures; and
        (3) the Issuer will irrevocably instruct the transfer agent to issue shares of Common Stock, bearing such legend as may be required by law, to the Purchaser upon the valid exercise of the conversion privilege and the fulfillment of other requirements of the transfer agent, including but not limited to the effectiveness of the Registration Statement and the delivery of an opinion of the Company's counsel (which the Company shall promptly supply) as to the issuance of such shares of Common Stock. If the Company willfully fails to deliver shares of Common Stock without restrictive legends or stop-transfer orders within four (4) New York Stock Exchange Trading Days of delivery or a notice of conversion following the effectiveness of the Registration Statement, or fails to deliver legend certificates if requested prior thereto, liquidated damages will accrue in an amount equal to $1,000.00 for each $100,000.00 principal amount of Debentures as to which conversion has been requested then outstanding for each day that such shares of Common Stock are not delivered up to 10 days, and $2,000.00 for each $100,000.00 principal amount of Debentures as to which conversion has been requested then outstanding for each day that such shares of Common Stock are not delivered in excess of 10 days. Such amounts will accrue and be payable to the Purchaser by the Issuer upon demand notices of conversion shall be submitted by facsimile transmission and shall be deemed to have been received on the date transmitted.

8.      Indemnification.

        Each of the Issuer and the Purchaser agrees to indemnify and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made in this Agreement. Each of the Issuer and the Purchaser agrees that the Escrow Agent shall be relieved of any liability arising out of acting as escrow agent and each also hereby agrees to indemnify the Escrow Agent against expenses including attorneys' fees, judgments, fines and amounts paid in settlement incurred by the Escrow Agent as a result of any threatened, pending or completed action, suit or proceeding of every nature by reason of the fact that it served as escrow agent.

9.      Notices.

        All notices, requests, demands and other communications provided for herein (collectively "Notices") shall be in writing. All Notices shall be sent by hand delivery, U.S. mail with return receipt requested, overnight courier, or facsimile with all delivery charges prepaid.
        All notices will be effective when received by the addressee as indicated by the return receipt, the receipt of the courier service, or on the facsimile. All notices to the Purchaser and/or the Issuer shall be delivered to the Escrow Agent (who may also act as counsel to Purchaser) at the address indicated below:

        Escrow Agent:
        Alan R. Ackerman, Esq.
        1719A Rt. 10 East
        Parsippany, NJ 07054
        Telephone: (201) 898-1177
        Facsimile: (201) 898-1230

        Facsimile: (201) 898-1230

        The Escrow Agent shall be entitled to a fee of 1/2 of one percent for subsequent tranches which shall close.

10.     Closing Date.

        This Agreement shall be effective from the date of execution by the Purchaser. Each Closing shall be effected through delivery of funds and certificates to the Escrow Agent. The Closing Date, which shall be so designated by a "Closing Certificate" from the Escrow Agent, shall be deemed to be that date upon which the Escrow Agent shall have the Securities available for delivery to the Purchaser and the Purchaser's funds in the Escrow Agent's account available for delivery to the Issuer.

11.     Origination Fee.

        Issuer will pay from Escrow (and execute appropriate instructions with respect thereto) an origination fee of ten percent (10%) of the gross proceeds of the closing. Issuer will issue Warrants having a five (5) year term and having an Exercise Price set at the Conversion Price applicable to the Debenture being purchased at Closing. The number of Warrants issued will be 5,000 warrants per $100,000 principal amount of the Debentures.

12.     Conditions to the Issuer's Obligation to Sell.

        Issuer shall have the right to reject any subsequent Agreement which is tendered to the Issuer hereunder for any securities offered after the initial purchase of $1,700,000 of the Debentures. Any tender for the initial $1,700,000 of the Debentures may only be rejected if the Issuer reasonably believes any representations and warranties of such Purchaser contained herein to be untrue, and in such event Issuer shall promptly provide Purchaser written notice of such rejection and the reason therefor and shall provide reasonable opportunity for a response to such stated reason. Purchaser understands that Issuer's obligation to sell the Securities is conditioned upon:

         (i) The receipt and acceptance by Issuer of this Agreement for all of the Securities evidenced by execution of this Agreement by the Issuer or Issuer's duly authorized agent. In the absence of a written acknowledgement of this Agreement by the Issuer, the delivery of Securities to the designated Escrow Agent and/or the transfer of funds to the Issuer shall be deemed to be constructive acceptance of this Agreement.

        (ii) Delivery to the Escrow Agent by Purchaser of good funds as payment in full of the Purchase Price of the securities subscribed for and all fees and commission hereunder.

13.     Conditions to Purchaser's Obligation to Purchaser.

        Issuer understands that Purchaser's obligation to purchase the Securities is conditioned upon delivery of (i) the opinion of counsel specified in Section 4(f) herein; (ii) the Securities as described herein; and (iii) such documents, certificates and other evidence of the Issuer's compliance with necessary corporate and statutory formalities as Purchaser shall reasonably require. Each Closing is conditioned upon (a) the execution and delivery of, and performance under, appropriate documentation (including but not limited to an executed Agreement, form of debenture, warrants, and book-entry transfer agreement), all in form and substance mutually acceptable to the parties and containing representations, warranties and agreements customary for transactions of this type; (b) the truth and accuracy of each of the representations and warranties contained herein, both when made and as of each Closing Date; (c) satisfactory completion of due diligence by Purchaser; (d) the absence of any material adverse change in the business, condition (financial or otherwise), earnings or prospects of the Issuer; and (e) the availability of a valid exemption under the Act regarding the offering and sale of the Securities and shares of Common Stock issuable on the conversion or exercise thereof.

14.     Governing Law.

        This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Additionally, all signatories hereby consent to the State of New York as the jurisdictional situs of all disputes.

15.     Entire Agreement.

        This Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes any and all prior contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

16.     Announcements.

        No public announcement concerning the events and transactions contemplated by this Agreement shall be made by Issuer without the prior approval of Purchaser, which approval shall not be unreasonably withheld.

        Full Name and Address of Purchaser for Registration Purposes:

NAME:           UFH Endowment, Ltd.
ADDRESS:

Tel. No.    (212) 568-8224

Fax No.     (212) 586-8244

Contact No. Arie Rabinowitz

17.  Delivery Instructions: (If different from Registration Name)

NAME:       L.H. Financial Services

ADDRESS:    Essex House, 160 Central Park South, Suite 3212, New York, NY

Tel. No.    (212) 586-8224

Fax No.     (212) 586-8244

Contact Name: Arie Rabinowitz

Special Instructions:  In each closing, Purchaser will receive debentures representing One Hundred Percent (100%) of its subscription in denominations of $100,000 each. Each Debenture will specify a First Conversion Date of the later of the date of effective registration, or forty-five (45) days from the Closing Date.

        IN WITNESS WHEREOF, this Agreement was duly executed on the date first written below. This Agreement must be accepted by the Issuer no later than 5:00 p.m. Eastern Time, on the third United States business day after the date of execution by the Purchaser or it shall be deemed to be null and void.

Dated this      day of July, 1997.

Purchaser Name:  UFH Endowment, Ltd.

BY: /s/  [SIG]
    ---------------------------------

Official signatory of Purchaser

Name (Printed:) WERNER LOU



Title:
President   Executive Director
          ---------------------------

        Liechtenstein
------------------------------------

Accepted this 1st day of July, 1997

                        A MANHATTAN MINING INCORPORATED

By: /s/ [SIG]
    --------------------------------
      Official Signatory of Issuer

I have full authority to bind Nevada Manhattan Mining Incorporated JSK (    )

Name (Printed):  JEFFREY S. KRAMER
                --------------------
                 Jeffrey S. Kramer


Title:

       C.O.O.
------------------------------------

                             SUBSCRIPTION AGREEMENT
                      NEVADA MANHATTAN MINING INCORPORATED
                        8% SENIOR CONVERTIBLE DEBENTURES

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS
AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND REGISTERED OR QUALIFIED UNDER SUCH LAWS, OR UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITIES BEING OFFERED BY THE ISSUER ARE SECURITIES AS THAT TERM HAS BEEN DEFINED IN THE ACT. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(2) THEREOF AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER. FURTHER, THESE SECURITIES MAY ONLY BE SOLD PURSUANT TO EXEMPTIONS FROM REGISTRATION OR QUALIFICATION IN THE VARIOUS STATES, AND MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER IN SUCH JURISDICTIONS.

This Agreement has been executed by the undersigned in connection with the private placement of Eight Percent (8%) Senior Convertible Debentures and Common Stock Purchase Warrants (hereinafter referred to as the "Securities") of Nevada Manhattan Mining Incorporated, 5038 North Parkway Calabasas, Suite 100, Calabasas, California 91302, a corporation organized under the laws of Nevada (hereinafter referred to as the "Issuer").

The undersigned, a corporation organized under the laws of the County of Leitchenstein, (hereinafter referred to as the "Purchaser") hereby represents and warrants to, and agrees with the Issuer as follows:

1.      Agreement to Subscribe: Purchase Price.

        a) The undersigned hereby subscribes for and agrees to purchase $500,000.00 aggregate principal amount of the Issuer's 8% Convertible Debentures convertible into shares of the Issuer's common stock ("Common Stock") in the form attached as Schedule "A" hereto (the "Debentures") for a total consideration, including all fees and commissions, of $500,000.00 (the "Purchase Price") under the terms and conditions specified in Paragraph 10 hereof.

        b) Form of Payment. Purchaser shall pay such portion of the Purchase Price required to purchase the Debentures being purchased by delivering good funds by wire transfer in United States Dollars into an escrow account (The "Escrow Account") as follows:

Bank of New York
Rt. 10
Parsippany, New Jersey 07054
ABA No. 021000018
Account Name: Alan R. Ackerman, Esq., Attorney Trust Account
Account No.: 6104763934

2.      General Understanding

        Purchaser understands that the Securities have not been registered under the Act, and, accordingly, that the Issuer must be satisfied that the offer and sale of the Securities to the Purchaser will satisfy the requirements of Section 4(2) under the Act. Purchaser and Issuer intend that the representations, declarations, and warranties set out in this Agreement will be relied upon in determining Purchaser's suitability as a purchaser of the Securities.

3.      Purchaser Representations and Covenants

        Purchaser represents, warrants, and acknowledges to the Issuer as follows:

        a) The Securities are being acquired for the account of Purchaser and its affiliates for investment, with no present intention of distributing or selling any portion thereof, and will not be transferred by Purchaser in violation of the Act. No one other than Purchaser has any interest in or any right to aquire the Securities.

        b) The Securities have not been registered under the Act or qualified under any state securities law in reliance on an exemption from registration and qualification for private offerings. Purchaser is purchasing the Securities without being furnished any offering literature or prospectus other than the SEC Filings (as defined in Section 3(k) below).

        c) Purchaser is an "accredited investor" under Rule 501(a)(3) of Regualtion D under the Act and will sign the Accredited Investor Declaration, substantially in the form of Schedule "C", attached hereto, contemporaneously with the execution of this Agreement.

        d) No representations or warranties have been made to Purchaseer by the Issuer or any agent of the Issuer other than those set forth in this Agreement.

        e) Purchaser has investigated the acquisition of the Securities to the extent it deems necessary or desirable and the Issuer has provided it with any assistance it has requested in connection therewith.

        f) The address set forth below is the true and correct address of Purchaser's principal business office.

        g) Purchaser has full power and authority to make the representations referred to herein, to purchase the Securities, and to execute and deliver this Agreement.

        h) If Purchaser is not located in the United States, Purchaser has satisfied himself as to the full observance of the laws of the Purchaser's jurisdiction in connection with the offer and sale of the Securities or any use of this Agreement, including (i) the legal requirements of the Purchaser's jurisdiction for the purchase of Securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, which may be material to the purchase, holding, redemption, exchange, sale or transfer of the Securities. Purchaser's purchase and payment for, and Purchaser's continued beneficial ownership of the Securities will not violate any applicable securities or other laws of Purchaser's jurisdiction.

        i) Purchaser is aware that this is a private offering and that no United States federal, state or other agency has made any finding or determination as to the fairness of the investment nor made any recommendation or endorsement of the Securities.

        j) Purchaser acknowledges and represents that Purchaser has had access to information concerning the Issuer and its subsidiaries, its management, its current and proposed business and other details of the investment believed by Purchaser to be sufficient to enable Purchaser to make an informed investment decision regarding Purchaser's acquisition of the Securities. Purchaser has had an opportunity to ask questions of, and receive answers from, and obtain additional information from representatives of the Issuer concerning (i) the business and financial condition of the Issuer; (ii) the current and proposed business of the Issuer, and (iii) the terms of this Agreement and the purchase of the Securities, all to the extent such information is available or could be acquired without unreasonable effort or expense.

        k) Purchaser represents that Purchaser or its representative has received copies of the Form 10 Registration Statement under the Securities Exchange Act of 1934 filed by the Issuer on April 3, 1997 and will receive all amendments thereto (collectively "SEC Filings").


        l) Purchaser represents that all data or information requested by Purchaser from the Issuer or any of its officers or affiliates concerning the Issuer has been furnished to Purchaser.

        m) Purchaser represents and warrants to the Issuer that (i) Purchaser is able to bear the economic risk of an investment in the Securities; (ii) Purchaser has adequate means of providing for Purchaser's current needs and contingencies; (iii) Purchaser is purchasing the Securities for investment with the intention of holding the Securities for an indefinite period and is able to afford to hold the Securities for an indefinite period; (iv) Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Securities; (v) Purchaser can afford a complete loss of Purchaser's investment in the Securities; and (vi) Purchaser is willing to accept the foregoing investment risks.

        n) Purchaser represents and warrants to the Issuer that Purchaser's acquisition of the Securities is not a transaction (or any element of a series of transactions) that is part of a plan or scheme to evade the registration provisions of the Act.

        o) Purchaser understands that there is currently no trading market for the Securities and that none is expected to arise. Purchaser further acknowledges that although there currently exists a trading market for the Issuer's Common Stock, such market may not exist or be accessible in sufficient volume at such time as the Securities are converted into Common Stock.

Purchaser covenants to the Issuer that:

                excluding the SEC Filings, Purchaser has not distributed, and will not distribute any materials, and has not divulged, and will not divulge, the contents thereof to anyone other than such legal or financial advisors as Purchaser has deemed necessary for purposes of evaluating an investment in the Securities and no one (except such advisors) has used such materials, and Purchaser has not made, and will not make, any copies thereof.

4.      Issuer Representations and Covenants.

        In order to induce Purchaser to enter into this Agreement, the Issuer represents and warrants to the Purchaser as follows:

        a) The Securities, when issued and delivered pursuant hereto, and the Common Stock issuable upon conversion and/or exercise thereof, when issued and delivered upon such conversion and/or exercise thereof, will be duly and validly authorized and under federal or state law issued, fully paid and nonassessable and will not subject the Purchaser thereof to any liability solely by reason of being such Purchaser.

        b) The Issuer has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, when accepted by the

            Issuer, this Agreement will have been duly authorized by all necessary actions of the directors and (if necessary) the shareholders of Issuer, validly executed and delivered on behalf of the Issuer and be a legally binding obligation of the Issuer, enforceable in accordance with its terms.

        c) The execution and delivery of this Agreement and the sale of the Securities pursuant hereto and the issuance of the Common Stock issuable upon conversion and/or exercise thereof of such Securities, and the transaction contemplated by this Agreement do not and will not conflict with or result in a breach by the Issuer of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of the Issuer or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Issuer is a party or by which it or any of its property or assets are bound or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Issuer or any of its properties or assets.

        d) There are no facts or circumstances existing, and there has been no event, which has had or which reasonably could be expected to have in the future a material adverse effect with respect to the financial condition, business affairs or prospects of the Issuer other than as disclosed in the SEC Filings provided to Purchaser.

        e) Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified and in good standing as a foreign corporation in all jurisdictions where the failure to so qualify would have a material adverse effect on the Issuer. The Issuer has not registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") but filed a registration statement on Form 10 under the Exchange Act on April 3, 1997, and the Common Stock is traded on the Electronic Bulletin Board maintained by the National Association of Securities Dealers, Inc. under the symbol NVMH.

        f) The Purchaser shall, upon the purchase of the Securities and at Closing, receive an opinion letter from the Issuer's counsel to the effect that (i) the Issuer is duly incorporated and validly existing; (ii) this Agreement, the issuance of the securities, the issuance of Common Stock upon conversion and/or exercise thereof and the other transactions contemplated by this Agreement have been approved and duly authorized by all required corporate action; (iii) the Securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable; and (iv) the Issuer has reserved from its authorized but unissued shares of Common Stock a sufficient number of shares to permit full conversion and/or exercise thereof at the then applicable conversion and/or exercise rate for all outstanding Securities.

5.      Covenants of the Issuer.

        For so long as any Securities held by Purchaser remain outstanding, the Issuer covenants and agrees with the Purchaser that:

        a) Issuer will undertake its best efforts to maintain the listing of its Common Stock on the Electronic Bulletin Board, the NASDAQ SmallCap Stock Market or the American Stock Exchange;

        b) Except as expressly set forth in Section 7 below, and only until the Registration Statement (as hereinafter defined) has been declared effective, Issuer will not issue stop transfer instructions to its transfer agent in regard to the Securities or the Common Stock issuable upon conversion and/or exercise thereof of the Securities;

        c) The SEC Filings and any amendments thereto (i) do and will conform in all material respects to the rules and regulations of the Commission with respect thereto; (ii) do not and will not contain an untrue statement of a material fact or omit to state any material fact required to make the statements contained therein not misleading;

        d) Issuer will reserve from its authorized shares of Common Stock sufficient shares to permit conversion and/or exercise thereof in full of all outstanding Securities;

        e) The conversion and/or exercise right of the Purchaser set forth herein shall be limited such that in no instance shall the maximum number of shares of Common Stock into which the Purchaser may convert these Securities exceed, at any one time, an amount equal to the remainder of (i) 4.99% of the then issued and outstanding shares of Common Stock of the Issuer following such conversion and/or exercise thereof, minus (ii) the number of shares of Common Stock of the Issuer then held by the Purchaser. Notwithstanding anything contained herein to the contrary, in the event the Purchaser's stock holdings exceed 4.99% of the then issued and outstanding shares, it shall immediately comply with all SEC filing and notification requirements;

        f) Neither the SEC Filings nor the Registration Statement (as hereinafter defined) nor any amendments thereto, when declared effective will contain a misstatement of material fact or will omit a material fact necessary to make the statements contained therein not misleading; and

        g) The President and the Senior Vice President of the Issuer will confirm the warranties, representations and covenants contained in this Agreement at Closing.

        The Issuer agrees to pay all costs and expenses, including reasonable attorneys' fees, of one-half of one percent, which may be incurred by the Purchaser in collecting any amount due or exercising the conversion and/or exercise rights under these Securities.

6.      Registration Rights: Liquidated Damages.

        The Purchaser will be entitled to registration rights in respect of the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants (the terms of which are set forth below) as follows: (1) The Issuer shall prepare and file, within 30 days of the initial Closing Date, an amendment to its registration statement under the Act on Form SB-2 (the "Registration Statement"), filed with the Securities and Exchange Commission (the "Commission") on December 6, 1996, covering the resale of the shares of Common Stock issuable upon conversion of the Debentures. The Issuer shall use its best efforts to cause the Registration Statement to be declared effective by the Commission no later than 120 days following the initial Closing Date and shall promptly deliver to Purchaser copies of all amendments to such Registration Statement and correspondence with the Commission with respect thereto. The Issuer shall maintain the effectiveness of the Registration Statement until all of the Common Stock issuable or issued upon conversion or exercise of the Securities has been sold. The Issuer shall pay all expenses of registration (other than underwriting fees and discounts in respect of shares of Common Stock offered and sold under such Registration Statement by the Purchaser, if any). (2) If the Registration Statement is not declared effective by the Commission during the 120-day period mentioned above, the Company shall pay in cash or free trading common stock valued at Market Price, as hereinafter defined, to the Purchaser, as liquidated damages and not as a penalty, an amount equal to two percent (2%) per month commencing 90 and ending 120 days after the initial Closing of the outstanding principal amount of the Debentures, in the event that the Registration Statement is not declared effective by the Commission within 90 days of the initial Closing Date and three percent (3%) from 120 days after the Closing
        Date until the Registration Statement is declared effective.

7.      Transfer Agent Instructions, Book-Entry System, Liquidated Damages.

        Each conversion of the Debentures and/or exercise of the Warrants will be effected through a "book-entry" mechanism. Pursuant to this book-entry mechanism, (1) immediately following each Closing, the Escrow Agent will wire payment of the net offering proceeds to the Issuer and the Issuer will instruct the Issuer's transfer agent to register the Debentures in the name of the Purchaser on a Debenture Register to be maintained by such transfer agent for the benefit of the Issuer and the Purchaser; (2) the transfer agent will establish a set of book-entry procedures to record transfers and conversions of the Debentures; and
        (3) the Issuer will irrevocably instruct the transfer agent to issue shares of Common Stock, bearing such legend as may be required by law, to the Purchaser upon the valid exercise of the conversion privilege and the fulfillment of other requirements of the transfer agent, including but not limited to the effectiveness of the Registration Statement and the delivery of an opinion of the Company's counsel (which the Company shall promptly supply) as to the issuance of such shares of Common Stock. If the Company willfully fails to deliver shares of Common Stock without restrictive legends or stop-transfer orders within four (4) New York Stock Exchange Trading Days of delivery or a notice of conversion following the effectiveness of the Registration Statement, or fails to deliver legend certificates if requested prior thereto, liquidated damages will accrue in an amount equal to $1,000.00 for each $100,000.00 principal amount of Debentures as to which conversion has been requested then outstanding for each day that such shares of Common Stock are not delivered up to 10 days, and $2,000.00 for each $100,000.00 principal amount of Debentures as to which conversion has been requested then outstanding for each day that such shares of Common Stock are not delivered in excess of 10 days. Such amounts will accrue and be payable to the Purchaser by the Issuer upon demand notices of conversion shall be submitted by facsimile transmission and shall be deemed to have been received on the date transmitted.

8.      Indemnification.

        Each of the Issuer and the Purchaser agrees to indemnify and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made in this Agreement. Each of the Issuer and the Purchaser agrees that the Escrow Agent shall be relieved of any liability arising out of acting as escrow agent and each also hereby agrees to indemnify the Escrow Agent against expenses including attorneys' fees, judgments, fines and amounts paid in settlement incurred by the Escrow Agent as a result of any threatened, pending or completed action, suit or proceeding of every nature by reason of the fact that it served as escrow agent.

9.      Notices.

        All notices, requests, demands and other communications provided for herein (collectively "Notices") shall be in writing. All Notices shall be sent by hand delivery, U.S. mail with return receipt requested, overnight courier, or facsimile with all delivery charges prepaid.
        All notices will be effective when received by the addressee as indicated by the return receipt, the receipt of the courier service, or on the facsimile. All notices to the Purchaser and/or the Issuer shall be delivered to the Escrow Agent (who may also act as counsel to Purchaser) at the address indicated below:

        Escrow Agent:
        Alan R. Ackerman, Esq.
        1719A Rt. 10 East
        Parsippany, NJ 07054
        Telephone: (201) 898-1177
        Facsimile: (201) 898-1230

        Facsimile: (201) 898-1230

        The Escrow Agent shall be entitled to a fee of 1/2 of one percent for subsequent tranches which shall close.

10.     Closing Date.

        This Agreement shall be effective from the date of execution by the Purchaser. Each Closing shall be effected through delivery of funds and certificates to the Escrow Agent. The Closing Date, which shall be so designated by a "Closing Certificate" from the Escrow Agent, shall be deemed to be that date upon which the Escrow Agent shall have the Securities available for delivery to the Purchaser and the Purchaser's funds in the Escrow Agent's account available for delivery to the Issuer.

11.     Origination Fee.

        Issuer will pay from Escrow (and execute appropriate instructions with respect thereto) an origination fee of ten percent (10%) of the gross proceeds of the closing. Issuer will issue Warrants having a five (5) year term and having an Exercise Price set at the Conversion Price applicable to the Debenture being purchased at Closing. The number of Warrants issued will be 5,000 warrants per $100,000 principal amount of the Debentures.

12.     Conditions to the Issuer's Obligation to Sell.

        Issuer shall have the right to reject any subsequent Agreement which is tendered to the Issuer hereunder for any securities offered after the initial purchase of $1,700,000 of the Debentures. Any tender for the initial $1,700,000 of the Debentures may only be rejected if the Issuer reasonably believes any representations and warranties of such Purchaser contained herein to be untrue, and in such event Issuer shall promptly provide Purchaser written notice of such rejection and the reason therefor and shall provide reasonable opportunity for a response to such stated reason. Purchaser understands that Issuer's obligation to sell the Securities is conditioned upon:

         (i) The receipt and acceptance by Issuer of this Agreement for all of the Securities evidenced by execution of this Agreement by the Issuer or Issuer's duly authorized agent. In the absence of a written acknowledgement of this Agreement by the Issuer, the delivery of Securities to the designated Escrow Agent and/or the transfer of funds to the Issuer shall be deemed to be constructive acceptance of this Agreement.

        (ii) Delivery to the Escrow Agent by Purchaser of good funds as payment in full of the Purchase Price of the securities subscribed for and all fees and commission hereunder.

13.     Conditions to Purchaser's Obligation to Purchaser.

        Issuer understands that Purchaser's obligation to purchase the Securities is conditioned upon delivery of (i) the opinion of counsel specified in Section 4(f) herein; (ii) the Securities as described herein; and (iii) such documents, certificates and other evidence of the Issuer's compliance with necessary corporate and statutory formalities as Purchaser shall reasonably require. Each Closing is conditioned upon (a) the execution and delivery of, and performance under, appropriate documentation (including but not limited to an executed Agreement, form of debenture, warrants, and book-entry transfer agreement), all in form and substance mutually acceptable to the parties and containing representations, warranties and agreements customary for transactions of this type; (b) the truth and accuracy of each of the representations and warranties contained herein, both when made and as of each Closing Date; (c) satisfactory completion of due diligence by Purchaser; (d) the absence of any material adverse change in the business, condition (financial or otherwise), earnings or prospects of the Issuer; and (e) the availability of a valid exemption under the Act regarding the offering and sale of the Securities and shares of Common Stock issuable on the conversion or exercise thereof.

14.     Governing Law.

        This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Additionally, all signatories hereby consent to the State of New York as the jurisdictional situs of all disputes.

15.     Entire Agreement.

        This Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes any and all prior contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

16.     Announcements.

        No public announcement concerning the events and transactions contemplated by this Agreement shall be made by Issuer without the prior approval of Purchaser, which approval shall not be unreasonably withheld.

        Full Name and Address of Purchaser for Registration Purposes:

NAME:           Austat Anstalt Schaan
ADDRESS:        7440 Fuerstentum, Liechtenstein, Landstrasse

Tel. No.    (212) 568-8224

Fax No.     (212) 586-8244

Contact No. Arie Rabinowitz

17.  Delivery Instructions: (If different from Registration Name)

NAME:       L.H. Financial Services

ADDRESS:    Essex House, 160 Central Park South, Suite 3212, New York, NY

Tel. No.    (212) 586-8224

Fax No.     (212) 586-8244

Contact Name: Arie Rabinowitz

Special Instructions:  In each closing, Purchaser will receive debentures representing One Hundred Percent (100%) of its subscription in denominations of $100,000 each. Each Debenture will specify a First Conversion Date of the later of the date of effective registration, or forty-five (45) days from the Closing Date.

        IN WITNESS WHEREOF, this Agreement was duly executed on the date first written below. This Agreement must be accepted by the Issuer no later than 5:00 p.m. Eastern Time, on the third United States business day after the date of execution by the Purchaser or it shall be deemed to be null and void.

Dated this      day of July, 1997.

Purchaser Name:  Austat Anstalt Schaan

BY: /s/  [SIG]
    ---------------------------------

Official signatory of Purchaser

Name (Printed:) AUSTAT ANSTALT SCHAAN
                7440 FUERSTENTUM
                LIECHTENSTEIN, LANDSTRASSE

Title:
President
          ---------------------------

          Liechtenstein
------------------------------------

Accepted this 1st day of July, 1997

                        A MANHATTAN MINING INCORPORATED

By: /s/ [SIG]
    --------------------------------
      Official Signatory of Issuer

I have full authority to bind Nevada Manhattan Mining Incorporated JSK (    )

Name (Printed):  JEFFREY S. KRAMER
                --------------------
                 Jeffrey S. Kramer


Title:

       C.O.O.
------------------------------------

                             SUBSCRIPTION AGREEMENT
                      NEVADA MANHATTAN MINING INCORPORATED
                        8% SENIOR CONVERTIBLE DEBENTURES

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS
AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND REGISTERED OR QUALIFIED UNDER SUCH LAWS, OR UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITIES BEING OFFERED BY THE ISSUER ARE SECURITIES AS THAT TERM HAS BEEN DEFINED IN THE ACT. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(2) THEREOF AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER. FURTHER, THESE SECURITIES MAY ONLY BE SOLD PURSUANT TO EXEMPTIONS FROM REGISTRATION OR QUALIFICATION IN THE VARIOUS STATES, AND MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER IN SUCH JURISDICTIONS.

This Agreement has been executed by the undersigned in connection with the private placement of Eight Percent (8%) Senior Convertible Debentures and Common Stock Purchase Warrants (hereinafter referred to as the "Securities") of Nevada Manhattan Mining Incorporated, 5038 North Parkway Calabasas, Suite 100, Calabasas, California 91302, a corporation organized under the laws of Nevada (hereinafter referred to as the "Issuer").

The undersigned, a corporation organized under the laws of the State of New York, (hereinafter referred to as the "Purchaser") hereby represents and warrants to, and agrees with the Issuer as follows:

1.      Agreement to Subscribe: Purchase Price.

        a) The undersigned hereby subscribes for and agrees to purchase $500,000.00 aggregate principal amount of the Issuer's 8% Convertible Debentures convertible into shares of the Issuer's common stock ("Common Stock") in the form attached as Schedule "A" hereto (the "Debentures") for a total consideration, including all fees and commissions, of $500,000.00 (the "Purchase Price") under the terms and conditions specified in Paragraph 10 hereof.

        b) Form of Payment. Purchaser shall pay such portion of the Purchase Price required to purchase the Debentures being purchased by delivering good funds by wire transfer in United States Dollars into an escrow account (The "Escrow Account") as follows:

Bank of New York
Rt. 10
Parsippany, New Jersey 07054
ABA No. 021000018
Account Name: Alan R. Ackerman, Esq., Attorney Trust Account
Account No.: 6104763934

2.      General Understanding

        Purchaser understands that the Securities have not been registered under the Act, and, accordingly, that the Issuer must be satisfied that the offer and sale of the Securities to the Purchaser will satisfy the requirements of Section 4(2) under the Act. Purchaser and Issuer intend that the representations, declarations, and warranties set out in this Agreement will be relied upon in determining Purchaser's suitability as a purchaser of the Securities.

3.      Purchaser Representations and Covenants

        Purchaser represents, warrants, and acknowledges to the Issuer as follows:

        a) The Securities are being acquired for the account of Purchaser and its affiliates for investment, with no present intention of distributing or selling any portion thereof, and will not be transferred by Purchaser in violation of the Act. No one other than Purchaser has any interest in or any right to aquire the Securities.

        b) The Securities have not been registered under the Act or qualified under any state securities law in reliance on an exemption from registration and qualification for private offerings. Purchaser is purchasing the Securities without being furnished any offering literature or prospectus other than the SEC Filings (as defined in Section 3(k) below).

        c) Purchaser is an "accredited investor" under Rule 501(a)(3) of Regualtion D under the Act and will sign the Accredited Investor Declaration, substantially in the form of Schedule "C", attached hereto, contemporaneously with the execution of this Agreement.

        d) No representations or warranties have been made to Purchaseer by the Issuer or any agent of the Issuer other than those set forth in this Agreement.

        e) Purchaser has investigated the acquisition of the Securities to the extent it deems necessary or desirable and the Issuer has provided it with any assistance it has requested in connection therewith.

        f) The address set forth below is the true and correct address of Purchaser's principal business office.

        g) Purchaser has full power and authority to make the representations referred to herein, to purchase the Securities, and to execute and deliver this Agreement.

        h) If Purchaser is not located in the United States, Purchaser has satisfied himself as to the full observance of the laws of the Purchaser's jurisdiction in connection with the offer and sale of the Securities or any use of this Agreement, including (i) the legal requirements of the Purchaser's jurisdiction for the purchase of Securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, which may be material to the purchase, holding, redemption, exchange, sale or transfer of the Securities. Purchaser's purchase and payment for, and Purchaser's continued beneficial ownership of the Securities will not violate any applicable securities or other laws of Purchaser's jurisdiction.

        i) Purchaser is aware that this is a private offering and that no United States federal, state or other agency has made any finding or determination as to the fairness of the investment nor made any recommendation or endorsement of the Securities.

        j) Purchaser acknowledges and represents that Purchaser has had access to information concerning the Issuer and its subsidiaries, its management, its current and proposed business and other details of the investment believed by Purchaser to be sufficient to enable Purchaser to make an informed investment decision regarding Purchaser's acquisition of the Securities. Purchaser has had an opportunity to ask questions of, and receive answers from, and obtain additional information from representatives of the Issuer concerning (i) the business and financial condition of the Issuer; (ii) the current and proposed business of the Issuer, and (iii) the terms of this Agreement and the purchase of the Securities, all to the extent such information is available or could be acquired without unreasonable effort or expense.

        k) Purchaser represents that Purchaser or its representative has received copies of the Form 10 Registration Statement under the Securities Exchange Act of 1934 filed by the Issuer on April 3, 1997 and will receive all amendments thereto (collectively "SEC Filings").


        l) Purchaser represents that all data or information requested by Purchaser from the Issuer or any of its officers or affiliates concerning the Issuer has been furnished to Purchaser.

        m) Purchaser represents and warrants to the Issuer that (i) Purchaser is able to bear the economic risk of an investment in the Securities; (ii) Purchaser has adequate means of providing for Purchaser's current needs and contingencies; (iii) Purchaser is purchasing the Securities for investment with the intention of holding the Securities for an indefinite period and is able to afford to hold the Securities for an indefinite period; (iv) Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Securities; (v) Purchaser can afford a complete loss of Purchaser's investment in the Securities; and (vi) Purchaser is willing to accept the foregoing investment risks.

        n) Purchaser represents and warrants to the Issuer that Purchaser's acquisition of the Securities is not a transaction (or any element of a series of transactions) that is part of a plan or scheme to evade the registration provisions of the Act.

        o) Purchaser understands that there is currently no trading market for the Securities and that none is expected to arise. Purchaser further acknowledges that although there currently exists a trading market for the Issuer's Common Stock, such market may not exist or be accessible in sufficient volume at such time as the Securities are converted into Common Stock.

Purchaser covenants to the Issuer that:

                excluding the SEC Filings, Purchaser has not distributed, and will not distribute any materials, and has not divulged, and will not divulge, the contents thereof to anyone other than such legal or financial advisors as Purchaser has deemed necessary for purposes of evaluating an investment in the Securities and no one (except such advisors) has used such materials, and Purchaser has not made, and will not make, any copies thereof.

4.      Issuer Representations and Covenants.

        In order to induce Purchaser to enter into this Agreement, the Issuer represents and warrants to the Purchaser as follows:

        a) The Securities, when issued and delivered pursuant hereto, and the Common Stock issuable upon conversion and/or exercise thereof, when issued and delivered upon such conversion and/or exercise thereof, will be duly and validly authorized and under federal or state law issued, fully paid and nonassessable and will not subject the Purchaser thereof to any liability solely by reason of being such Purchaser.

        b) The Issuer has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, when accepted by the

            Issuer, this Agreement will have been duly authorized by all necessary actions of the directors and (if necessary) the shareholders of Issuer, validly executed and delivered on behalf of the Issuer and be a legally binding obligation of the Issuer, enforceable in accordance with its terms.

        c) The execution and delivery of this Agreement and the sale of the Securities pursuant hereto and the issuance of the Common Stock issuable upon conversion and/or exercise thereof of such Securities, and the transaction contemplated by this Agreement do not and will not conflict with or result in a breach by the Issuer of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of the Issuer or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Issuer is a party or by which it or any of its property or assets are bound or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Issuer or any of its properties or assets.

        d) There are no facts or circumstances existing, and there has been no event, which has had or which reasonably could be expected to have in the future a material adverse effect with respect to the financial condition, business affairs or prospects of the Issuer other than as disclosed in the SEC Filings provided to Purchaser.

        e) Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified and in good standing as a foreign corporation in all jurisdictions where the failure to so qualify would have a material adverse effect on the Issuer. The Issuer has not registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") but filed a registration statement on Form 10 under the Exchange Act on April 3, 1997, and the Common Stock is traded on the Electronic Bulletin Board maintained by the National Association of Securities Dealers, Inc. under the symbol NVMH.

        f) The Purchaser shall, upon the purchase of the Securities and at Closing, receive an opinion letter from the Issuer's counsel to the effect that (i) the Issuer is duly incorporated and validly existing; (ii) this Agreement, the issuance of the securities, the issuance of Common Stock upon conversion and/or exercise thereof and the other transactions contemplated by this Agreement have been approved and duly authorized by all required corporate action; (iii) the Securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable; and (iv) the Issuer has reserved from its authorized but unissued shares of Common Stock a sufficient number of shares to permit full conversion and/or exercise thereof at the then applicable conversion and/or exercise rate for all outstanding Securities.

5.  Covenants of the Issuer.

        For so long as any Securities held by Purchaser remain outstanding, the Issuer covenants and agrees with the Purchaser that:

        a) Issuer will undertake its best efforts to maintain the listing of its Common Stock on the Electronic Bulletin Board, the NASDAQ SmallCap Stock Market or the American Stock Exchange;

        b) Except as expressly set forth in Section 7 below, and only until the Registration Statement (as hereinafter defined) has been declared effective, Issuer will not issue stop transfer instructions to its transfer agent in regard to the Securities or the Common Stock issuable upon conversion and/or exercise thereof of the Securities;

        c) The SEC Filings and any amendments thereto (i) do and will conform in all material respects to the rules and regulations of the Commission with respect thereto; (ii) do not and will not contain an untrue statement of a material fact or omit to state any material fact required to make the statements contained therein not misleading;

        d) Issuer will reserve from its authorized shares of Common Stock sufficient shares to permit conversion and/or exercise thereof in full of all outstanding Securities;

        e) The conversion and/or exercise right of the Purchaser set forth herein shall be limited such that in no instance shall the maximum number of shares of Common Stock into which the Purchaser may convert these Securities exceed, at any one time, an amount equal to the remainder of (i) 4.99% of the then issued and outstanding shares of Common Stock of the Issuer following such conversion and/or exercise thereof, minus (ii) the number of shares of Common Stock of the Issuer then held by the Purchaser. Notwithstanding anything contained herein to the contrary, in the event the Purchaser's stock holdings exceed 4.99% of the then issued and outstanding shares, it shall immediately comply with all SEC filing and notification requirements;

        f) Neither the SEC Filings nor the Registration Statement (as hereinafter defined) nor any amendments thereto, when declared effective will contain a misstatement of material fact or will omit a material fact necessary to make the statements contained therein not misleading; and

        g) The President and the Senior Vice President of the Issuer will confirm the warranties, representations and covenants contained in this Agreement at Closing.

        The Issuer agrees to pay all costs and expenses, including reasonable attorneys' fees, of one-half of one percent, which may be incurred by the Purchaser in collecting any amount due or exercising the conversion and/or exercise rights under these Securities.

6.      Registration Rights: Liquidated Damages.

        The Purchaser will be entitled to registration rights in respect of the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants (the terms of which are set forth below) as follows: (1) The Issuer shall prepare and file, within 30 days of the initial Closing Date, an amendment to its registration statement under the Act on Form SB-2 (the "Registration Statement"), filed with the Securities and Exchange Commission (the "Commission") on December 6, 1996, covering the resale of the shares of Common Stock issuable upon conversion of the Debentures. The Issuer shall use its best efforts to cause the Registration Statement to be declared effective by the Commission no later than 120 days following the initial Closing Date and shall promptly deliver to Purchaser copies of all amendments to such Registration Statement and correspondence with the Commission with respect thereto. The Issuer shall maintain the effectiveness of the Registration Statement until all of the Common Stock issuable or issued upon conversion or exercise of the Securities has been sold. The Issuer shall pay all expenses of registration (other than underwriting fees and discounts in respect of shares of Common Stock offered and sold under such Registration Statement by the Purchaser, if any). (2) If the Registration Statement is not declared effective by the Commission during the 120-day period mentioned above, the Company shall pay in cash or free trading common stock valued at Market Price, as hereinafter defined, to the Purchaser, as liquidated damages and not as a penalty, an amount equal to two percent (2%) per month commencing 90 and ending 120 days after the initial Closing of the outstanding principal amount of the Debentures, in the event that the Registration Statement is not declared effective by the Commission within 90 days of the initial Closing Date and three percent (3%) from 120 days after the Closing
        Date until the Registration Statement is declared effective.

7.      Transfer Agent Instructions, Book-Entry System, Liquidated Damages.

        Each conversion of the Debentures and/or exercise of the Warrants will be effected through a "book-entry" mechanism. Pursuant to this book-entry mechanism, (1) immediately following each Closing, the Escrow Agent will wire payment of the net offering proceeds to the Issuer and the Issuer will instruct the Issuer's transfer agent to register the Debentures in the name of the Purchaser on a Debenture Register to be maintained by such transfer agent for the benefit of the Issuer and the Purchaser; (2) the transfer agent will establish a set of book-entry procedures to record transfers and conversions of the Debentures; and
        (3) the Issuer will irrevocably instruct the transfer agent to issue shares of Common Stock, bearing such legend as may be required by law, to the Purchaser upon the valid exercise of the conversion privilege and the fulfillment of other requirements of the transfer agent, including but not limited to the effectiveness of the Registration Statement and the delivery of an opinion of the Company's counsel (which the Company shall promptly supply) as to the issuance of such shares of Common Stock. If the Company willfully fails to deliver shares of Common Stock without restrictive legends or stop-transfer orders within four (4) New York Stock Exchange Trading Days of delivery or a notice of conversion following the effectiveness of the Registration Statement, or fails to deliver legend certificates if requested prior thereto, liquidated damages will accrue in an amount equal to $1,000.00 for each $100,000.00 principal amount of Debentures as to which conversion has been requested then outstanding for each day that such shares of Common Stock are not delivered up to 10 days, and $2,000.00 for each $100,000.00 principal amount of Debentures as to which conversion has been requested then outstanding for each day that such shares of Common Stock are not delivered in excess of 10 days. Such amounts will accrue and be payable to the Purchaser by the Issuer upon demand notices of conversion shall be submitted by facsimile transmission and shall be deemed to have been received on the date transmitted.

8.      Indemnification.

        Each of the Issuer and the Purchaser agrees to indemnify and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made in this Agreement. Each of the Issuer and the Purchaser agrees that the Escrow Agent shall be relieved of any liability arising out of acting as escrow agent and each also hereby agrees to indemnify the Escrow Agent against expenses including attorneys' fees, judgments, fines and amounts paid in settlement incurred by the Escrow Agent as a result of any threatened, pending or completed action, suit or proceeding of every nature by reason of the fact that it served as escrow agent.

9.      Notices.

        All notices, requests, demands and other communications provided for herein (collectively "Notices") shall be in writing. All Notices shall be sent by hand delivery, U.S. mail with return receipt requested, overnight courier, or facsimile with all delivery charges prepaid.
        All notices will be effective when received by the addressee as indicated by the return receipt, the receipt of the courier service, or on the facsimile. All notices to the Purchaser and/or the Issuer shall be delivered to the Escrow Agent (who may also act as counsel to Purchaser) at the address indicated below:

        Escrow Agent:
        Alan R. Ackerman, Esq.
        1719A Rt. 10 East
        Parsippany, NJ 07054
        Telephone: (201) 898-1177
        Facsimile: (201) 898-1230

        Facsimile: (201) 898-1230

        The Escrow Agent shall be entitled to a fee of 1/2 of one percent for subsequent tranches which shall close.

10.     Closing Date.

        This Agreement shall be effective from the date of execution by the Purchaser. Each Closing shall be effected through delivery of funds and certificates to the Escrow Agent. The Closing Date, which shall be so designated by a "Closing Certificate" from the Escrow Agent, shall be deemed to be that date upon which the Escrow Agent shall have the Securities available for delivery to the Purchaser and the Purchaser's funds in the Escrow Agent's account available for delivery to the Issuer.

11.     Origination Fee.

        Issuer will pay from Escrow (and execute appropriate instructions with respect thereto) an origination fee of ten percent (10%) of the gross proceeds of the closing. Issuer will issue Warrants having a five (5) year term and having an Exercise Price set at the Conversion Price applicable to the Debenture being purchased at Closing. The number of Warrants issued will be 5,000 warrants per $100,000 principal amount of the Debentures.

12.     Conditions to the Issuer's Obligation to Sell.

        Issuer shall have the right to reject any subsequent Agreement which is tendered to the Issuer hereunder for any securities offered after the initial purchase of $1,700,000 of the Debentures. Any tender for the initial $1,700,000 of the Debentures may only be rejected if the Issuer reasonably believes any representations and warranties of such Purchaser contained herein to be untrue, and in such event Issuer shall promptly provide Purchaser written notice of such rejection and the reason therefor and shall provide reasonable opportunity for a response to such stated reason. Purchaser understands that Issuer's obligation to sell the Securities is conditioned upon:

         (i) The receipt and acceptance by Issuer of this Agreement for all of the Securities evidenced by execution of this Agreement by the Issuer or Issuer's duly authorized agent. In the absence of a written acknowledgement of this Agreement by the Issuer, the delivery of Securities to the designated Escrow Agent and/or the transfer of funds to the Issuer shall be deemed to be constructive acceptance of this Agreement.

        (ii) Delivery to the Escrow Agent by Purchaser of good funds as payment in full of the Purchase Price of the securities subscribed for and all fees and commission hereunder.

13.     Conditions to Purchaser's Obligation to Purchaser.

        Issuer understands that Purchaser's obligation to purchase the Securities is conditioned upon delivery of (i) the opinion of counsel specified in Section 4(f) herein; (ii) the Securities as described herein; and (iii) such documents, certificates and other evidence of the Issuer's compliance with necessary corporate and statutory formalities as Purchaser shall reasonably require. Each Closing is conditioned upon (a) the execution and delivery of, and performance under, appropriate documentation (including but not limited to an executed Agreement, form of debenture, warrants, and book-entry transfer agreement), all in form and substance mutually acceptable to the parties and containing representations, warranties and agreements customary for transactions of this type; (b) the truth and accuracy of each of the representations and warranties contained herein, both when made and as of each Closing Date; (c) satisfactory completion of due diligence by Purchaser; (d) the absence of any material adverse change in the business, condition (financial or otherwise), earnings or prospects of the Issuer; and (e) the availability of a valid exemption under the Act regarding the offering and sale of the Securities and shares of Common Stock issuable on the conversion or exercise thereof.

14.     Governing Law.

        This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Additionally, all signatories hereby consent to the State of New York as the jurisdictional situs of all disputes.

15.     Entire Agreement.

        This Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes any and all prior contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

16.     Announcements.

        No public announcement concerning the events and transactions contemplated by this Agreement shall be made by Issuer without the prior approval of Purchaser, which approval shall not be unreasonably withheld.

        Full Name and Address of Purchaser for Registration Purposes:

NAME:           Mendel Group, Inc.
ADDRESS:        17 West 17th St., 8th Floor, New York, NY 10011

Tel. No.    (212) 463-0100

Fax No.     (212) 463-0091

Contact No. Florence Mendel, President

17.  Delivery Instructions: (If different from Registration Name)

NAME:       L. H. Financial Services

ADDRESS:    c/o Essex House, 160 Central Park South, Suite 3212, New York, NY

Tel. No.    (212) 586-8224

Fax No.     (212) 586-8244

Contact Name: Arie Rabinowitz

Special Instructions:  In each closing, Purchaser will receive debentures representing One Hundred Percent (100%) of its subscription in denominations of $100,000 each. Each Debenture will specify a First Conversion Date of the later of the date of effective registration, or forty-five (45) days from the Closing Date.

        IN WITNESS WHEREOF, this Agreement was duly executed on the date first written below. This Agreement must be accepted by the Issuer no later than 5:00 p.m. Eastern Time, on the third United States business day after the date of execution by the Purchaser or it shall be deemed to be null and void.

Dated this      day of July, 1997.

Purchaser Name:  Mary Park Properties

BY: /s/  FLORENCE MENDEL
    ---------------------------------

Official signatory of Purchaser

Name (Printed:) MENDEL GROUP, INC.
                17 West 17th St., 8th Floor, New York, NY


Title:
President   MENDEL GROUP, INC.
          ---------------------------

          United States
------------------------------------

Accepted this 1st day of July, 1997

                        A MANHATTAN MINING INCORPORATED

By: /s/ [SIG]
    --------------------------------
      Official Signatory of Issuer

I have full authority to bind Nevada Manhattan Mining Incorporated JSK (    )

Name (Printed):  JEFFREY S. KRAMER
                --------------------
                 Jeffrey S. Kramer


Title:

       C.O.O.
------------------------------------